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                       FORM T-1

          SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549

               STATEMENT OF ELIGIBILITY
      UNDER THE TRUST INDENTURE ACT OF 1939 OF A
       CORPORATION DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE
         ELIGIBILITY OF A TRUSTEE PURSUANT TO
                SECTION 305(b)(2) |__|



                  THE BANK OF NEW YORK
   (Exact name of trustee as specified in its charter)


New York                                             13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                         identification no.)

48 Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)               (Zip code)



          South Carolina Electric & Gas Company
   (Exact name of obligor as specified in its charter)


South Carolina                                            57-0248695
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


1426 Main Street
Columbia,  South Carolina                                 29201
(Address of principal executive offices)                (Zip code)

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                     First Mortgage Bonds
              (Title of the indenture securities)


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     1.  General  information.  Furnish  the  following  information  as to  the
Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                 Name
               Address
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Superintendent of Banks of the State of   2 Rector Street, New York,
New York                                  N.Y.  10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York          33 Liberty Plaza, New York, N.Y. 10045

Federal Deposit Insurance Corporation     Washington, D.C.  20429

New York Clearing House Association       New York, New York   10005

(b)      Whether it is authorized to exercise corporate trust powers.

Yes.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No.
                  33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.






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                                    SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia, on the 1st day of September 1999.


                                 THE BANK OF NEW YORK



                                 By:    /s/ Elizabeth T. Talley
                                     Name:  Elizabeth T. Talley
                                     Title: Agent

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                              EXHIBIT 7 TO FORM T-1

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286


         And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business March 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                           Dollar Amounts
                                                                 in
                                                              Thousands
ASSETS

Cash and balances due from
         depository institutions:
         Noninterest-bearing balances
           and currency and coin.............................  4,508,742
         Interest-bearing balances...........................  4,425,071
Securities:
         Held-to-maturity securities.........................    836,304
         Available-for-sale securities.......................  4,047,851
Federal funds sold and securities
         purchased under agreements to resell................. 1,743,269
Loans and lease financing receivables:
         Loans and leases,
           net of unearned income. . . . .                    39,349,679
         LESS: Allowance for loan and
           lease losses. . . . . . . . . .                       603,025
         LESS: Allocated transfer
           risk reserve. . . . . . . . . .                        15,906
         Loans and leases, net of unearned
           income and allowance and reserve.................  38,730,748
Assets held in trading accounts.............................   1,571,372
Premises and fixed assets (including
         capitalized leases)................................     685,674
Other real estate owned.....................................      10,331
Investments in unconsolidated
         subsidiaries and associated
         companies..........................................     182,449
Customers' liability to this bank
         on acceptances outstanding.........................   1,184,822
Intangible assets...........................................   1,129,636
Other assets................................................   2,632,309
Total assets................................................ $61,688,578




LIABILITIES

Deposits:
         In domestic offices...............................  $25,731,036
         Noninterest-bearing . . . . . . .                    10,252,589
         Interest-bearing. . . . . . . . .                    15,478,447
         In foreign offices, Edge and
           Agreement subsidiaries, and IBFs.................. 18,756,302
         Noninterest-bearing . . . . . . .                       111,386
         Interest-bearing. . . . . . . . .                    18,644,916
Federal  funds purchased and securities  sold under  agreements to repurchase in
         domestic   offices   of  the  bank  and  of  its  Edge  and   Agreement
         subsidiaries, and in IBFs:
         Federal funds purchased.............................  3,276,362
Demand notes issued to the
         U.S. Treasury.......................................    230,671
Trading liabilities..........................................  1,554,493
Other borrowed money:
         With remaining maturity of one year
           or less...........................................  1,154,502
         With remaining maturity of more
           than one year through three years.................        465
         With remaining maturity of more
           than three years..................................     31,080
Bank's liability on acceptances
           executed and outstanding..........................  1,185,364
Subordinated notes and debentures............................  1,308,000
Other liabilities............................................  2,743,590
                                                             -----------
Total liabilities............................................ 55,971,865
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EQUITY CAPITAL

Common stock..............................................    1,135,284
Surplus...................................................      764,443
Undivided profits and capital
         reserves.........................................    3,807,697
Net unrealized holding gains (losses)
         on available-for-sale securities.................       44,106
Cumulative foreign currency
         translation adjustments..........................  (   34,817)
                                                            -----------
Total equity capital......................................    5,716,713
                                                            -----------
Total liabilities and equity capital......................  $61,688,578
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     .........I,  Thomas J. Masiro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

 ........Thomas J. Masiro


 .........We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


 .........Thomas A. Renyi   )
 .........Gerald L. Hassell )        Directors
 .........Allen R. Griffith )